Allmerica Investment TrusT
Supplement to Prospectuses and Statement of Additional
Information
dated April 29, 1996


	The Small Cap Value Fund of Allmerica Investment Trust is one of the investment options available under the variable contracts offered by Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. CRM Advisors, LLC (the "Sub-Adviser"), an affiliate of Cramer Rosenthal McGlynn, Inc. ("CRM"), 707 Westchester Avenue, White Plains, New York
10604, will replace David L. Babson & Co. Inc. as the sub-adviser of the Small Cap Value Fund, effective on January 1, 1997. A sub-adviser agreement between Allmerica Investment Management Company, Inc. (the "Manager") and the Sub-Adviser has been approved by the Trustees of the Trust. A new sub-adviser agreement will be presented for approval by the Fund's shareholders at a special meeting to be held on or about March 18, 1997. Prior to shareholder approval of the new sub-adviser agreement, the Sub-Adviser will receive from the Manager a fee computed daily at an annual rate of 0.50% of the average daily net assets of the Small Cap Value Fund. This is the same fee currently paid to David L. Babson & Co. Inc. as disclosed under the section entitled "Management
Fees and Expenses" in the Prospectus.

	At the shareholders' meeting to be held on or about
March 18, 1997, the shareholders will be asked to consider the following items which have been approved by the Trustees of the Trust, subject to shareholder approval:

1.	A revision of the Small Cap Value Fund's name,
investment objective and investment policies to change from investing primarily in small cap value stocks to investing primarily in small and mid cap value stocks.

2.	A new sub-adviser agreement between the Manager and
the Sub-Adviser under which the annual fee payable by the Manager to the Sub-Adviser will be increased from .50% to
 .60% with respect to the first $100 million of the Fund's average daily net assets, will remain at .50% with respect to the next $150 million of the Fund's average daily net assets, and will be reduced with respect to average daily net assets in excess of $250 million.

3.	An amendment to the compensation schedule of the
Management Agreement between the Fund and the Manager under which the annual fee payable by the Fund to the Manager will be increased from .85% to 1.00% with respect to the first $100 million of the Fund's average daily net assets, will remain at .85% with respect to the next $150 million of the Fund's average daily net assets, and will be reduced with respect to average daily net assets in excess of $250 million. However, the Manager has voluntarily agreed to limit the annual fee to .90% of average daily net assets until further notice. At the date of this Supplement the net assets of the Fund were approximately $111 million.

	CRM was founded in 1973 to serve a select number of high net worth individuals. The firm has since expanded into the institutional marketplace managing a variety of portfolios for pension funds, endowments, and foundations.
CRM also manages accounts for individuals, trusts, and estates. CRM has extensive experience in equity, balanced, and fixed-income investments. The Sub-Adviser provides advisory and sub-advisory services to mutual funds with approximately $50 million under management. CRM and its affiliates currently have over $2.4 billion under management.

	CRM and the Sub-Adviser each are 100% owned by their active investment professionals. Together, the principals have more than 130 years of collective investment experience.

	Ronald H. McGlynn and Jay B. Abramson will share primary responsibility for the day-to-day management of the Small Cap Value Fund. Mr. McGlynn, who co-founded CRM in
1973, is the Chief Executive Officer and President of CRM.
Mr. Abramson, who joined CRM in 1985, is an Executive Vice
President, Director of Research, and Co-Chief Investment
Officer.


Dated:	December 30, 1996


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